                                                                   EXHIBIT 10.19

                             CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT (this "Agreement") is dated as of the 12th day of August, 1998, by and between ESPERION THERAPEUTICS, INC., a Delaware corporation with its principal office at 3621 S. State Street - 695 KMS Place, Ann Arbor, Michigan 48108 ("Esperion"), and ANDERS WIKLUND, an individual
                            --------
presently residing at 928 Sunset Ridge, Bridgewater, New Jersey 08807 ("Consultant").
------------

     In consideration of the mutual promises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Appointment of Consultant. Esperion hereby appoints and engages
        -------------------------
Consultant as a Consultant to Esperion, and Consultant hereby accepts such appointment, upon the terms and conditions set forth herein.

     2. Term. The term of this Agreement shall be for an initial period of one
        ----
(1) year, commencing August 1, 1998 (the "Initial Term"). This Agreement may be
                                          ------------
terminated by either party at the end of the Initial Term by giving written notice to the other party of such termination at least thirty (30) days prior to the last day of the Initial Term. If this Agreement is not terminated by either party at the end of the Initial Term, it shall continue in effect until it is terminated by either party by giving written notice to the other party.

     3. Consulting Services. (a) Consultant shall perform such consulting
        -------------------
services as the Board of Directors (the "Board") or the President of Esperion
                                         -----
may determine from time to time. Consultant shall perform such consulting services to the best of his ability, experience and talents and to the reasonable satisfaction of Esperion. Such consulting services shall be performed at such times and such places as shall be mutually agreeable to Esperion and Consultant. Consultant shall cooperate fully with the Board and all officers, agents and employees of Esperion.

        (b) The consulting services to be provided by Consultant to Esperion pursuant to this Agreement shall include, without limitation, (i) being actively involved in assisting Esperion to secure new products and technologies in its present and future areas of strategic interest; (ii) proactively identifying and evaluating opportunities and prospects presented to Esperion; (iii) acting as a facilitator between Esperion and Consultant's colleagues at other companies and institutions; (iv) assisting Esperion with its scientific due diligence of potential new products and technologies; and (v) engaging in discussions with Esperion's investors, lenders, financial advisors and other similar people and entities.

     4. Compensation and Expenses.
        -------------------------

        (a) For all consulting and other services to be performed by Consultant pursuant to this Agreement, Consultant shall receive compensation of Three Thousand Dollars (US$3,000) per month, payable within ten (10) days after the end of each month.

        (b) Consultant shall be reimbursed for all reasonable and necessary expenses incurred while performing consulting services, subject to (i) Esperion's policy and procedures concerning reimbursement of such expenses in effect from time to time, and (ii) the prior approval of any such expenses by the Board.

     5. Execution of Other Agreements. In consideration of Esperion's entering
        -----------------------------
into this Agreement and that certain Restricted Stock Purchase Agreement pursuant to which Consultant is entitled to purchase 200,000 shares of Esperion common stock at $.001 per share, Consultant shall simultaneous herewith execute the Non-Competition Agreement and the Confidentiality and Assignment Agreement attached hereto as Exhibits A and B, respectively.

     6. Termination. Notwithstanding the provisions of Section 2 above,
        -----------
Consultant's engagement as a consultant shall terminate upon the happening of any of the following events:

        (a) the death of Consultant;

        (b) Esperion and Consultant mutually agree in writing to terminate tins Agreement;

        (c) if Consultant suffers a permanent disability. For purposes of this Agreement, "permanent disability" shall be defined as Consultant's inability to perform his duties hereunder, by reason of his physical or mental illness, as determined by a physician designated by Esperion; or

        (d) the Board dismisses Consultant for "cause". For purposes of this Agreement, the term "cause" shall be deemed to means any reason materially and adversely affecting the best interests of the Company or such as to make it unreasonable to expect the Company to continue to engage Consultant, including, without limitation, the conviction of any crime, the commission or attempted commission of any act of willful misconduct or dishonesty, malfeasance or negligence, the failure or neglect by Consultant to perform his or her duties hereunder or under any other agreement with the Company, or the violation or attempted violation of any provision hereof or thereof.

     7. Cooperation with Esperion after Termination. Following termination of
        -------------------------------------------
Consultant's engagement by Esperion, regardless of cause, Consultant shall fully cooperate with Esperion in all matters relating to the winding up of Consultant's services and the orderly transfer of such matters to any person designated by Esperion.

     8. Assignability. This Agreement may be assigned by Esperion, including an
        -------------
assignment to any entity owned or controlled by, or otherwise affiliated with, Esperion, now or in the future. This Agreement is not assignable by Consultant

     9. Independent Contractor. It is understood and agreed that this Agreement
        ----------------------
does not create any relationship of association, partnership or joint venture between the parties, nor create any implied licenses, nor constitute either party as the agent or legal representative of the other for any purpose whatsoever; and the relationship of Consultant to Esperion for all purposes, including, but not limited to, federal and state tax purposes, shall be one of independent contractor. Neither party shall have any right or authority to create any obligation or responsibility, express or implied, on behalf or in the name of the other, or to bind the other in any manner whatsoever.

     10. Notice. Any notice required or permitted to be given under this
         ------
Agreement shall be sufficient if in writing and hand-delivered or sent by certified mail to Consultant at the address of his residence last furnished by him to Esperion, and if to Esperion, at its principal office at 3621 S. State Street - 695 KMS Place, Ann Arbor, Michigan 48108, and shall be deemed delivered
(a) if hand delivered, when delivered or rejected, and (b) if sent by certified mail, three (3) days after mailed.

     11. Counterparts. This Agreement may be executed in several counterparts,
         ------------
each of which shall be deemed an original and all of which shall constitute one and the same instrument. shall be deemed an original and all of which shall constitute one and the same instrument.

     12. Severability. If any provision of this Agreement, or the application of
         ------------
such provision to any person or circumstance, shall be held invalid, the remaining provisions of this Agreement, and the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     13. Entire Agreement. This Agreement, together with (i) that certain
         ----------------
Confidentiality and Assignment Agreement, (ii) that certain Non-Competition Agreement and (iii) that certain Nonqualified Stock Option Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and supersede any prior agreement or understanding between them regarding the subject matter hereof and thereof, and may not be modified or amended in any manner except in writing signed by both parties. A waiver of any breach or condition of this Agreement shall not be deemed to be a waiver of any subsequent breach or condition of a like or different nature.

     14. Survival. The obligations and responsibilities of Consultant under
         --------
Section 7 above shall remain in full force and effect and survive termination of this Agreement

     15. Binding Effect. This Agreement and all the terms and provisions hereof
         --------------
shall be binding upon and shall inure to the benefit of the parties, their respective legal representatives, heirs, successors and assigns.

     16. Captions. Captions contained in this Agreement are inserted only as a
         --------
matter of convenience and in no way defined, limit or extent the scope or intent of this Agreement or any provision hereof.

     17. Governing Law; Consent to Jurisdiction. This Agreement shall be
         --------------------------------------
governed by and construed in accordance with the law of the State of Michigan, without giving effect to the principles of conflicts of law thereof. Consultant hereby submits himself for the sole purpose of this Agreement and any controversy arising hereunder to the jurisdiction of the state and federal courts located in the State of Michigan and waives any objection (on the grounds of lack of jurisdiction, forum non conveniens or otherwise) to the exercise of
                         --------------------
such jurisdiction over him by any state or federal court located in the State of Michigan.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                       ESPERION THERAPEUTICS, INC.



                                       By: /s/ Roger S. Newton
                                          --------------------------
                                       Name:  Roger Newton, Ph.D.
                                       Title:  President


                                       CONSULTANT


                                        /s/ Anders P. Wiklund
                                       ----------------------------------

                           NON-COMPETITION AGREEMENT
                           -------------------------


Wiklund                                 Anders                       P.
--------------------------------------------------------------------------------
Consultant's Last Name                First Name                    Middle Name

     I, the undersigned, recognize that during my engagement by the Company I will be performing a highly responsible role in a very competitive industry. Because of the injury that might accrue to the Company through my association with a competitor of the Company, combined with my privileged access to the Company' proprietary information, I understand that it is important that the Company protect itself against that occurring. I, further, recognize that execution of this Agreement is an express condition of my engagement.

     In consideration of my engagement as a consultant to the Company, I hereby agree as follows:

     1. Definition. For the purposes of this Agreement, the "Company" means and
        ----------
includes Esperion Therapeutics, Inc. and all of its existing, past or future parents, subsidiaries and affiliates.

     2. Covenant Not to Compete.
        -----------------------

        (a) I shall not during my engagement by the Company, and for a period of one year thereafter, directly or indirectly enter into, participate in or engage in a business or the solicitation of any business which is competitive or proposes to be competitive with the business of the Company (which as of the date hereof is atherosclerosis and related metabolic disease drug discovery and development), as an individual on my own account, as a partner or joint venturer, as the owner of an interest in, or as a director or officer of, any entity, as an employee, agent, salesman or consultant of any person or entity, or otherwise.

        (b) I will not, at any time during or after the termination of my engagement by the Company, interfere or attempt to interfere with the relationship of the Company with any person or entity which at any time during my engagement by the Company was an employee, licensee, sales agent or sales representative (or employee thereof), or customer of, or supplier or licensor to, or in the habit of dealing with, the Company.

     3. Covenant Not to Solicit.
        -----------------------

        (a) I will not during my engagement by the Company and for a period of one year thereafter, solicit the business of any person or entity known to me to be a customer or potential customer of the Company as of the date of the termination of my engagement by the Company.

        (b) I will not, at any time during my engagement by the Company and for a period of one year thereafter, employ or in any manner induce or attempt to induce any employee, consultant, licensee, sales agent or sales representative (or any employee thereof) of, or any supplier or licensor to, the Company to leave the Company's employ, terminate his or its association with the Company, or otherwise interfere with the relationship of the Company with any such person or entity, whether for my own account or the account or the account of any other person or entity.

     4. Termination in Certain Events. In the event that my engagement by the
        -----------------------------
Company is terminated by the Company without "cause" (as hereinafter defined), I shall have no further obligations of the Company under Section 2 or 3 hereof with respect to any period of time after the date of such termination. For purposes of this Agreement, the term "cause" shall be deemed to mean any reason materially and adversely affecting the best interests of the Company or such as to make it unreasonable to expect the Company to continue to engage me, including, without limitation the conviction of any crime, the commission or attempted commission of any act of misconduct or dishonesty, malfeasance or negligence, the failure or neglect by me to perform my duties hereunder or under any other agreement with the Company, or the violation or attempted violation of any provision hereof or thereof.

     5. Severability and Interpretation. In the event that any provision of this
        -------------------------------
Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is hold to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

     6. Waiver. The Company's waiver or failure to enforce the terms of this
        ------
Agreement or any similar agreement in one instance shall not constitute a waiver of its rights hereunder with respect to other violations of this or any other agreement.

     7. Acquiescence in Injunction. I understand that if I violate this
        --------------------------
Agreement the Company will have no adequate remedy at law. The Company shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach of, or otherwise to specifically enforce, this Agreement.

     8. No Conflicting Agreements. Attached hereto as Schedule I is a list of
        -------------------------
all persons or business enterprises (including, without limitation, any nonprofit and/or educational institutions) to whom I am engaged or otherwise obligated to render advisory, consulting or other services to. I represent and warrant that, including my obligations to those persons or entities listed on
Schedule I hereto, I have not previously assumed any obligations inconsistent
----------
with those of this Agreement.

     9. Governing Law.  This Agreement and any disputes arising under or in
        -------------
connection with it shall be governed by the laws of the State of Michigan. I hereby submit for the sole purpose of this Agreement and any dispute arising under or in connection with it to the jurisdiction of the courts located in the State of Michigan and my courts of appeal therefrom, and hereby waive any objection (on the grounds of lack of jurisdiction or forum non conveniens or
                                                     ----- --- ----------
otherwise) to the exercise of such jurisdiction over me by any such courts.

     10. Miscellaneous. I agree that the provisions of this Agreement shall be
         -------------
binding on my heirs, assigns, executors, administrators and other legal representatives, and may be transferred by the Company to its successors and assigns. This Agreement supersedes all previous agreements, written or oral, relating to the above subject matter, and shall not be changed orally.


ACCEPTED AND AGREED TO:                      Anders P. Wilklund
                                        ------------------------------
                                         Consultant's Full Name


ESPERION THERAPEUTICS, INC.              /s/ Anders P. Wilklund
                                        ------------------------------
                                         Consultant's Signature


By: /s/ Roger S. Newton
   --------------------------------
      Authorized Representative


Date: As of August 12, 1998              Date: As of August 12, 1998
      -----------------------------           -------------------------

                                   SCHEDULE 1
                                   ----------


                             Biacore Holding, Inc.
                                  Geron, Inc.
                             Insight Vision, Inc.
                                  Medivir AB
                        Ribozyme Pharmaceuticals, Inc.
                            Trega Biosciences, Inc.
                          Vascular Therapeutics, Inc.

                    CONFIDENTIALITY AND ASSIGNMENT AGREEMENT
                    ----------------------------------------


Wiklund                                  Anders                       P.
--------------------------------------------------------------------------------
Consultant's Last Name                 First Name                    Middle Name


     I, the undersigned, recognize the importance of protecting the Company's rights to its ideas, inventions, discoveries, trade secrets, confidential information and good will and, further, recognize that execution of this Agreement is an express condition of my engagement. This Agreement is intended to formalize in writing certain understandings and procedures which have been in effect since the time the undersigned was initially engaged by the Company.

     In consideration of my engagement by the Company, I hereby confirm my understanding and agreement, as follows:

     1. Definition. For the purposes of this Agreement, the "Company" means and
        ----------
includes Esperion Therapeutics, Inc. and all of its existing, past or future parents, subsidiaries and affiliates.

     2. Covenant Not to Disclose
        ------------------------


        (a) I agree that I will not, at any time during or after the termination of my engagement by the Company, communicate, disclose or otherwise make available to any person or entity (other than the Company), or use for my account (except in the course of my engagement by the Company) or for the benefit of any other person or entity, any information or materials proprietary to the Company that relates to the Company's business or affairs which is of a confidential nature, including, but not limited to, trade secrets, information or materials relating to existing or proposed pharmaceutical products (in all and various stages of development), "know-how", marketing techniques and materials, marketing and development plans, customer lists and other customer information (including current prospects), price lists, pricing policies, personnel information and financial information (collectively, "Proprietary Information"). Proprietary Information includes any and all such information and materials, whether or not obtained by me with the knowledge and permission of the Company, whether or not developed, devised or otherwise created in whole or in part by my efforts, and whether or not a matter of public knowledge unless as a result of authorized disclosure. I further agree that I will retain such knowledge and information which I acquire and develop during my engagement respecting such Proprietary Information in trust for the sole and exclusive benefit of the Company and its successors and assigns.

        (b) The provisions of this Paragraph shall apply to Proprietary Information obtained by the Company from any third party under an agreement including restrictions on disclosure known to me.

     3. Inventions.
        ----------

        (a) I agree that I will promptly disclose to the Company all ideas, inventions, discoveries and improvements (including but not limited to, those which are or may be patentable or subject to copyright protection) which I make, originate, conceive or reduce to practice during my engagement by the Company and which relate directly or indirectly to the business of the Company or to work or investigations done for the Company (collectively, "Inventions"). All Inventions shall be the sole and exclusive property of the Company, an I hereby assign to the Company all rights therein, except as may otherwise be specifically agreed by the Company in writing.

        (b) In order that the Company may protect its rights in the Inventions, I will make adequate written records of all Inventions, which records shall be the Company's property; and, both during and after termination of my engagement by the Company, I will, without charge to the Company but at its request and expense, sign all papers, including forms of assignment, and render any other proper assistance necessary or desirable to transfer or record the transfer to the Company of my entire right, title and interest in and to the Inventions, and for the Company to obtain, maintain and enforce patents, copyrights, trade secrets or other protections thereon or with respect thereto (as the case may be) throughout the world.

        (c) The obligations contained in this Paragraph 3 shall continue beyond the termination of my engagement with respect to Inventions (whether patentable of copyrightable or not) conceived or made by me during the period of my engagement.

        (d) By this Agreement, I irrevocably constitute and appoint the Company, for the period of my engagement by the Company and for one year thereafter, as my attorney-in-fact for the purpose of executing, in my name and on my behalf, such instruments or other documents as may be necessary to transfer, confirm and perfect in the Company the rights I have granted to the Company in this Paragraph 3.

     4. Covenant to Report; Documents and Tangible Property. I will promptly
        ---------------------------------------------------
communicate and disclose to the Company all observations made and data obtained by me in the course of my engagement by the Company. All written materials, records, documents and other tangible property made by made by or coming into my possession during my engagement concerning the business or affairs of the Company, including, but not limited to, any Inventions which are conceived or generated by me, shall be the sole property of the Company and, upon the termination of engagement (or at such earlier time as the Company may request me to do so), I will promptly deliver the same to the Company or to any party designated by it, without retaining any copies, notes or excerpts thereof. I agree to render to the Company, or to any party designated by it, such reports of the activities undertaken by me or conducted under my direction during my engagement as the Company may request.

     5. Severability and Interpretation. In event that any provision of this
        -------------------------------
Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

     6. Waiver. The Company's waiver or failure to enforce the terms of this
        ------
Agreement or any similar agreement in one instance shall not constitute a waiver of its rights hereunder with respect to other violations of this or any other agreement.

     7. Acquiescence in Injunction. I understand that if I violate this
        --------------------------
Agreement the Company will have no adequate remedy at law. The Company shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction injunctive relief to restrain any breach or threatened breach of, or otherwise to specifically enforce, this Agreement.

     8. No Conflicting Agreements. I represent and warrant to the Company that I
        -------------------------
am not subject to any restrictions on my ability to grant to the Company the rights referred to in this Agreement, and that I have not previously assumed any obligations inconsistent with those of this Agreement. .

     9. Governing Law. This Agreement and any disputes arising under or in
        -------------
connection with it shall be governed by the laws of the State of Michigan. I hereby submit for the sole purpose of this Agreement and any dispute arising under or in connection with it to the jurisdiction of the courts located in the State of Michigan and my courts of appeal therefrom, and hereby waive any objection (on the grounds of lack of jurisdiction or forum non conveniens or otherwise) to the exercise of such jurisdiction over me by any such courts.


ACCEPTED AND AGREED TO:                        Anders P. Wilklund
                                           ------------------------------
                                           Consultant's Full Name


ESPERION THERAPEUTICS, INC.                /s/ Anders P. Wilklund
                                           ------------------------------
                                           Consultant's Signature


By: /s/ Roger S. Newton
   ---------------------------------
      Authorized Representative



Date: As of August 12, 1998                Date: As of August 12, 1998
     -------------------------------            --------------------------
                                      11